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Exhibit 10.22.1

AMENDMENT TO THE
EDISON INTERNATIONAL 2008 EXECUTIVE SEVERANCE PLAN

        Effective as of December 8, 2010, the Edison International 2008 Executive Severance Plan (the "Plan") was amended by deleting Article 4 in its entirety thereby eliminating gross-up payments for change in control excise taxes imposed under Internal Revenue Code Section 4999 for all eligible employees under the Plan.

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  Exhibit 10.22.1
AMENDMENT TO THE EDISON INTERNATIONAL 2008 EXECUTIVE SEVERANCE PLAN